UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report (Date of earliest event reported): September 15, 2017

THE GREATER CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	30-0842570
(State of Incorporation)	(IRS Employer ID)

244 2nd Ave N. Suite 9, St. Petersburg, FL 33701

(Address of principle executive offices)

(727) 482-1505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2017, The Greater Cannabis Company, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) and Common Stock Purchase Warrant (the “Stock Warrant”) with Emet Capital Partners, LLC, a New York limited liability company (“Emet”), in the principal amount of Thirteen Thousand Seven Hundred Fifty and NO/100 Dollars ($13,750). The Stock Warrant can be exercised upon the date of issuance (the “Initial Exercise Date”) and on or prior to the close of business on the sixty-month anniversary of the Initial Exercise Date. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price which shall be shall be $0.50, subject to adjustment as described further within Exhibit 10.2.

Simultaneous with entry into the Purchase Agreement and Stock Warrant, the Company issued a Convertible Note (the “Convertible Note”) dated September 14, 2017 (the “Original Issue Date”) in the amount of Thirteen Thousand Seven Hundred Fifty and NO/100 Dollars ($13,750) to Emet. The Note has a maturity date of September 14, 2018, an original conversion price of $0.25 and bears interest annually at five percent (5%). At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder. The conversion price for the principal and interest in connection with voluntary conversions by the Holder shall be the lesser of (i) $0.25 (the “Fixed Conversion Price”); or (ii) 50% multiplied by the Market Price (as defined herein)(representing a discount rate of 50%). “Market Price” means the lowest one (1) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the Conversion Date. The Note was fully funded on September 15, 2017.

The foregoing description of the Purchase Agreement, Stock Warrant and Convertible Note is a summary, does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1, the Stock Warrant, which is attached hereto as Exhibit 10.2, and the Convertible Note, which is attached hereto as Exhibit 10.3, and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 above, which disclosures are incorporated herein by reference. Emet is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The issuance of the Common Stock is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Item 9.01	Financial Statements and Exhibits

Exhibit No	Description

10.1	Form of Securities Purchase Agreement dated September 14, 2017

10.2	Form of Common Stock Purchase Warrant dated September 14, 2017

10.3	Form of Convertible Note dated September 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Greater Cannabis Company, Inc.

Date: September 19, 2017	By:	/s/ Wayne Anderson
	Name:	Wayne Anderson
	Title:	President